SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2000

                           SpectraSite Holdings, Inc.
                   ------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                              --------------------
         (State or other jurisdiction of incorporation or organization)



                               0-27217 56-2027322
                        ------------- -------------------
        (Commission File Number) (I.R.S. Employer Identification Number)


                            100 Regency Forest Drive
                                    Suite 400
                           Cary, North Carolina 27511
               ------------------------------------ -------------
               (Address of principal executive offices) (Zip Code)


                                 (919) 468-0112
                             -----------------------
              (Registrant's telephone number, including area code)





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Item 5.           Other Events.

         On June 6, 2000, SpectraSite's consent solicitation with respect to changes to the Indenture governing its $225,238,000 aggregate principal amount at maturity 12% Senior Discount Notes due 2008 (the "12% Notes") expired at 5:00 p.m., New York City time. At the time of expiration, SpectraSite had received consents from all holders of the 12% Notes. SpectraSite and United States Trust Company of New York, as trustee, have executed a supplemental indenture giving effect to the amendments proposed in the consent solicitation, and a copy of that supplemental indenture is being filed with this report as Exhibit 4.1. In connection with this consent solicitation, SpectraSite paid an aggregate consent payment of approximately $3.5 million (representing 2.25% of the accreted value of the 12% Notes as of May 9, 2000, the record date for the consent solicitation) to holders of the 12% Notes as of the record date.

         On June 13, 2000, SpectraSite's registered exchange offer (the "Exchange Offer") of (i) $200,000,000 aggregate original principal amount of SpectraSite's Series B 10 3/4% senior notes due 2010 (the "Exchange Senior Notes") for $200,000,000 aggregate original principal amount of SpectraSite's 10 3/4% senior notes due 2010 (the "Old Senior Notes"), and (ii) $559,800,000 aggregate original principal amount at maturity of SpectraSite's Series B 12 7/8% senior discount notes due 2010 (the " Exchange Discount Notes" and, together with the Exchange Senior Notes, the "Exchange Notes") for $559,800,000 aggregate original principal amount at maturity of SpectraSite's 12 7/8% senior discount notes due 2010 (the "Old Discount Notes" and, together with the Old Senior Notes, the "Old Notes") expired at 5:00 p.m., New York City time. All of the Old Notes have been tendered in the Exchange Offer, and the Exchange Notes have been executed by SpectraSite and authenticated by the trustee.

Item 7.           Financial Statements and Exhibits.

                  (a)      Financial statements of businesses acquired.

                           None.

                  (b)      Pro forma financial information.

                           None.

                  (c)      Exhibits.

                           4.1 Second Supplemental Indenture, dated as of June 6, 2000, between SpectraSite Holdings, Inc. and United States Trust Company of New York, as trustee

                                        1

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SPECTRASITE HOLDINGS, INC.


         Dated: June 21, 2000                By:    /s/ David P. Tomick
                                                    ---------------------------
                                                    David P. Tomick
                                                    Executive Vice President and
                                                    Chief Financial Officer